UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

Sterling Real Estate Trust

dba Sterling Multifamily Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1711 Gold Drive S., Suite 100 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Securities Registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) The Audit Committee of the Board of Trustees (the Audit Committee) of Sterling Real Estate Trust (the Trust) conducted a competitive process to select an independent registered public accounting firm to serve as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The Audit Committee invited several firms to participate in this process.

As a result of this process, on November 30, 2020, the Audit Committee notified Baker Tilly US, LLP (BT) that it would be dismissed effective upon completion of its engagement to audit the Trust’s consolidated financial statements for the fiscal year ending December 31, 2020 and the filing of the Trust’s Annual Report on Form 10-K for that fiscal year.

BT’s audit reports for the Trust’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Trust’s fiscal years ended December 31, 2019 and 2018 and through the date of this Current Report on Form 8-K, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934 (“Regulation S-K”)) with BT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BT, would have caused BT to make reference to the subject matter of the disagreement in its report on the Company’s financial statements for such period, and, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto).

The Trust provided BT with a copy of the disclosures made pursuant to this Item 4.01 (a) prior to the filing of this Current Report on Form 8-K. The Trust has requested that BT furnish to it a letter addressed to the Securities and Exchange Commission stating whether BT agrees with the statements made by the Trust in this Item 4.01 (a) and, if not, stating the respects in which it does not agree. A copy of that letter, dated December 4, 2020 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 30, 2020, the Audit Committee selected RSM US, LLP (RSM) as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The formal engagement of RSM remains subject to RSM completing its client acceptance process, execution of an engagement letter and dismissal of BT. During the fiscal years ended December 31, 2019 and December 31, 2018, respectively and the subsequent interim period through November 30, 2020, neither the Trust nor anyone acting on its behalf has consulted with RSM on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) or Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Title
16.1	Letter of Baker Tilly US, LLP dated December 4, 2020 to the SEC regarding statements in Item 4.01 (a) of this Form 8-K.
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Real Estate Trust

Date: December 4, 2020
	By:	/s/ Joel S. Thomsen
Name: Joel S. Thomsen
Title: President